UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 9, 2004

(Exact name of registrant as specified in its charter)

Maryland

001-11543

52-0735512

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification No.)

10275 Little Patuxent Parkway Columbia, Maryland	21044-3456

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code    (410) 992-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communicatons pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

In March 2004, we sold our interests in Westdale Mall, a retail center in Cedar Rapids, Iowa.  In May 2004, we agreed to sell our interests in two office buildings in Hunt Valley, Maryland.  In accordance with applicable generally accepted accounting principles, we presented the operating results of the aforementioned properties in continuing operations for all years included in our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 9, 2004.  In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” we reported the results of operations of Westdale Mall as discontinued operations in our Form 10-Q for the quarterly period ended March 31, 2004 and reported the results of the two office buildings as discontinued operations in our Form 10-Q for the quarterly period ended June 30, 2004.

Also, in April 2004, we reclassified certain costs and expenses (primarily employee termination benefits) related to organizational changes and early retirements from other provisions and losses, net to operating expenses.  We made these reclassifications because these expenses are neither infrequent nor unusual and are becoming a normal cost of doing business.

The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in our Annual Report of Form 10-K for the year ended December 31, 2003, has been revised to reflect the aforementioned properties as discontinued operations and to reflect the aforementioned reclassification of certain costs and expenses:

•                  Revised Consolidated Financial Statements as of and for the three years ended December 31, 2003;

•                  Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) for the three years ended December 31, 2003;

•                  Selected Financial Data for the five years ended December 31, 2003; and

•                  Schedule of Real Estate and Accumulated Depreciation as of December 31, 2003.

•                  Schedule of Valuation and Qualifying Accounts for the three years ended December 31, 2003.

Investors are cautioned that the MD&A presented herein has been revised solely to reflect the effects on MD&A of the presentation of the aforementioned properties as discontinued operations and of the reclassification of certain costs and expenses.  It does not purport to update the MD&A for any information, uncertainties, transactions, risks, events or trends occurring or known to management.  Investors should read the information contained in this Current Report together with the other information contained in our Annual Report on Form 10-K for the year ended December 31, 2003, our Forms 10-Q for the quarters ended March 31, 2004 and June 30, 2004, and other information filed with or furnished to the Securities and Exchange Commission after March 9, 2004.

Item 9.01  Financial Statements and Exhibits.

(c)            Exhibits

Exhibit No.

23.1	Consent of KPMG LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.3	Consolidated financial statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

99.4	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2003

99.5	Schedule of Valuation and Qualifying Accounts for the three years ended December 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 9, 2004	THE ROUSE COMPANY

		By:	/s/ Melanie M. Lundquist
Melanie M. Lundquist
Senior Vice President and Corporate Controller